Exhibit 99.1

Premiere Global Services Reports First Quarter 2010 Results:
Revenues $146.4M, Non-GAAP Diluted EPS from Continuing Operations $0.19*

Company Reaffirms Financial Outlook for 2010

ATLANTA--(BUSINESS WIRE)--April 22, 2010--Premiere Global Services, Inc. (NYSE: PGI), a leading provider of meeting and collaboration solutions, today announced results for the first quarter ended March 31, 2010.

Consolidated net revenues totaled $146.4 million in the first quarter of 2010, including $112.5 million from the Company’s PGiMeet solutions. In the first quarter of 2010, diluted EPS from continuing operations was $0.13, and non-GAAP diluted EPS from continuing operations was $0.19.*

In the first quarter of 2009, consolidated net revenues totaled $155.1 million, including $117.9 million from the Company’s PGiMeet solutions. In the first quarter of 2009, diluted EPS from continuing operations was $0.19, and non-GAAP diluted EPS from continuing operations was $0.27.* Results for the first quarter of 2009 are adjusted to reflect the Company’s PGiMarket email marketing business as discontinued operations.

“Our business trends continue to show signs of improvement, despite ongoing economic pressures,” said Boland T. Jones, Founder, Chairman and CEO of Premiere Global Services, Inc. “We are continuing to close a healthy number of new deals, we have a solid pipeline of new business opportunities, and we remain optimistic in our outlook for the year ahead.

“We are excited about the upcoming release of our innovative new meeting platform, iMeet®, which we designed to provide the most intuitive and engaging user experience in the market today. Our focus on usability, which is the hallmark of iMeet, will also be apparent throughout our entire collaboration suite this year, which will enable our customers to meet and collaborate in more powerful, productive and simpler ways than ever before.”

2010 Financial Outlook

The following statements are based on PGi’s current expectations. These statements contain forward-looking statements and Company estimates, and actual results may differ materially. The Company assumes no duty to update any forward-looking statements made in this press release.

Based on current trends and foreign currency exchange rates, the Company continues to anticipate consolidated net revenues will be in the range of $585-$600 million and non-GAAP diluted EPS from continuing operations will be in the range of $0.72-$0.75* in 2010. The Company anticipates marketing and advertising costs associated with the launch of its new iMeet collaboration platform, included in the range provided, will be concentrated in the third and fourth quarters of 2010.

The Company will host a conference call this afternoon at 5:00 p.m., Eastern Time, to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (888) 684-1265 (U.S. and Canada) or (913) 312-1483 (International). The conference call will simultaneously be webcast. Please visit www.pgi.com for webcast details, as well as the webcast archive, replay details and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

To supplement the Company’s consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The Company has also included these non-GAAP measures, as well as consolidated net revenues, segment net revenues and certain solutions revenue, on a constant currency basis. Management uses these measures internally as a means of analyzing the Company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About Premiere Global Services, Inc. │ PGi

The world collaborates with PGi. Our advanced meeting, conferencing and collaboration solutions energize people and organizations to connect more meaningfully and work together more productively. Our customers include more than 50,000 companies and nearly 90% of the Fortune 500. Every month, 12 million people around the world use PGi’s advanced solutions and next-generation platform to meet, work and collaborate. PGi is headquartered in Atlanta, Georgia with operations in 24 countries worldwide. You can learn more at www.pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.’s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes; the development of alternatives to our services; general domestic and international economic, business or political conditions; global economic and credit conditions, including customer consolidations, restructuring, bankruptcies or payment defaults; market acceptance of our new products, services and enhancements; our ability to complete acquisitions and successfully integrate acquired operations; concerns regarding the security of sending information over the Internet and public networks; our ability to upgrade our equipment or increase our network capacity; service interruptions; continued weakness in our legacy broadcast fax business; our dependence on telecommunications supply agreements; increased financial leverage; our dependence on our subsidiaries for cash flow; future write-downs of goodwill or other intangible assets; assessments of income, sales and other taxes for which we have not accrued; our ability to attract and retain key personnel; our ability to protect our proprietary technology and intellectual property rights; possible adverse results of pending or future litigation or infringement claims; federal, state or international legislative or regulatory changes, including further government regulations applicable to traditional telecommunications service providers; risks associated with international operations and fluctuations in currency exchange rates; changes in and the successful execution of restructuring and cost reduction initiatives and the market reaction thereto and other factors described from time to time in our press releases, reports and other filings with the SEC, including but not limited to the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2009. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2010	2009
	(Unaudited)

Net revenues	$146,405	$155,082
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown
separately below)	60,557	65,370
Selling and marketing	38,404	36,988
General and administrative (exclusive of expenses
shown separately below)	16,456	15,551
Research and development	4,927	3,878
Depreciation	9,880	8,631
Amortization	2,261	2,980
Restructuring costs	-	1,594
Asset impairments	55	-
Net legal settlements and related expenses	148	-
Acquisition-related costs	174	340
Total operating expenses	132,862	135,332

Operating income	13,543	19,750

Other (expense) income:
Interest expense	(2,831)	(4,025)
Unrealized gain on change in fair value of interest rate swaps	484	941
Interest income	35	106
Other, net	(96)	62
Total other expense	(2,408)	(2,916)

Income from continuing operations before income taxes	11,135	16,834
Income tax expense	3,563	5,519
Net income from continuing operations	7,572	11,315

Loss on discontinued operations, net of taxes	-	(1,091)

Net income	$7,572	$10,224

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	58,220	58,815

Basic net income (loss) per share
Continuing operations	$0.13	$0.19
Discontinued operations	-	(0.02)
Net income per share	$0.13	$0.17

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	58,535	59,347

Diluted net income (loss) per share
Continuing operations	$0.13	$0.19
Discontinued operations	-	(0.02)
Net income per share	$0.13	$0.17

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31,	December 31,
	2010	2009
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$41,471	$41,402
Accounts receivable (less allowances of $1,638 and $1,702, respectively)	97,595	89,906
Prepaid expenses and other current assets	11,790	10,735
Deferred income taxes, net	7,030	7,261
Total current assets	157,886	149,304

PROPERTY AND EQUIPMENT, NET	137,370	137,235

OTHER ASSETS
Goodwill	353,362	354,609
Intangibles, net of amortization	22,424	24,840
Deferred income taxes, net	2,569	2,703
Restricted cash	106	103
Other assets	9,106	9,432
TOTAL ASSETS	$682,823	$678,226

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$50,080	$51,502
Income taxes payable	5,651	4,507
Accrued taxes, other than income taxes	8,152	6,947
Accrued expenses	27,409	28,543
Current maturities of long-term debt and capital lease obligations	4,324	3,596
Accrued restructuring costs	6,033	7,765
Total current liabilities	101,649	102,860

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	264,478	262,927
Accrued restructuring costs	3,622	5,392
Accrued expenses	17,369	17,133
Deferred income taxes, net	7,677	8,872
Total long-term liabilities	293,146	294,324

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized,
60,022,737 and 59,392,311 shares issued and outstanding, respectively	600	594
Additional paid-in capital	546,973	544,896
Notes receivable, shareholder	(1,841)	(1,814)
Accumulated other comprehensive gain	3,575	6,217
Accumulated deficit	(261,279)	(268,851)
Total shareholders' equity	288,028	281,042
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$682,823	$678,226

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	March 31,
	2010	2009
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$7,572	$10,224
Loss from discontinued operations, net of taxes	-	1,091
Income from continuing operations	7,572	11,315
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	9,880	8,631
Amortization	2,261	2,980
Amortization of deferred financing costs	159	141
Net legal settlements and related expenses	148	-
Payments for legal settlements and related expenses	(127)	-
Deferred income taxes, net of effect of acquisitions	(925)	(783)
Restructuring costs	-	1,594
Payments for restructuring costs	(3,588)	(726)
Asset impairments	55	-
Equity-based compensation	2,707	2,936
Excess tax benefits from share-based payment arrangements	(2)	(126)
Unrealized gain on change in fair value of interest rate swaps	(484)	(941)
Provision for doubtful accounts	319	118
Changes in working capital	(5,894)	(5,272)
Net cash provided by operating activities from continuing operations	12,081	19,867
Net cash used in operating activities from discontinued operations	-	(1,222)
Net cash provided by operating activities	12,081	18,645

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(9,204)	(11,671)
Business acquisitions, net of cash acquired	(246)	(7,484)
Net cash used in investing activities from continuing operations	(9,450)	(19,155)
Net cash used in investing activities from discontinued operations	-	(900)
Net cash used investing activities	(9,450)	(20,055)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(36,294)	(56,848)
Proceeds from borrowing arrangements	35,044	64,445
Excess tax benefits from share-based payment arrangements	2	126
Purchase of treasury stock, at cost	(554)	(3,391)
Exercise of stock options	-	307
Net cash (used in) provided by financing activities	(1,802)	4,639

Effect of exchange rate changes on cash and equivalents	(760)	(989)

NET INCREASE IN CASH AND EQUIVALENTS	69	2,240
CASH AND EQUIVALENTS, beginning of period	41,402	27,535
CASH AND EQUIVALENTS, end of period	$41,471	$29,775

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2010	2009
	(Unaudited)
Non-GAAP Operating Income (1)
Operating income, as reported	$13,543	$19,750
Restructuring costs	-	1,594
Asset impairments	55	-
Net legal settlements and related expenses	148	-
Equity-based compensation	2,707	2,936
Acquisition-related costs	174	340
Amortization	2,261	2,980
Non-GAAP operating income	$18,888	$27,600

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$7,572	$11,315
Unrealized gain on change in fair value of interest rate swaps	(329)	(612)
Restructuring costs	-	1,079
Asset impairments	37	-
Net legal settlements and related expenses	101	-
Equity-based compensation	1,841	1,988
Acquisition-related costs	118	230
Amortization	1,537	2,017
Non-GAAP net income from continuing operations	$10,877	$16,017

Non-GAAP Diluted EPS from Continuing Operations (1)
Diluted net income per share from continuing operations, as reported	$0.13	$0.19
Unrealized gain on change in fair value of interest rate swaps	(0.01)	(0.01)
Restructuring costs	-	0.02
Asset impairments	0.00	-
Net legal settlements and related expenses	0.00	-
Equity-based compensation	0.03	0.03
Acquisition-related costs	0.00	0.00
Amortization	0.03	0.03
Non-GAAP diluted EPS from continuing operations	$0.19	$0.27

(1)	Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in our continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP diluted EPS from continuing operations to exclude these non-cash items as well as non-recurring items that are unrelated to our ongoing operations, including unrealized gain on change in fair value of interest rate swaps, restructuring costs, asset impairments, net legal settlements and related expenses, and acquisition-related costs. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Constant Currency Adjustments (2)
			Impact of fluctuations
		Q1 - 10	in foreign currency	Q1 - 10
		(Constant currency)	exchange rates	(Actual)
		(Unaudited, in thousands, except per share data)

	Consolidated Net Revenues	$141,580	$4,825	$146,405
	North America Net Revenue	$89,597	$658	$90,255
	Europe Net Revenue	$27,295	$1,718	$29,013
	Asia Pacific Net Revenue	$24,688	$2,449	$27,137
	PGiMeet Solutions Revenue	$109,166	$3,328	$112,494
	Non-GAAP Operating Income	$17,802	$1,086	$18,888
	Non-GAAP Net Income from Continuing Operations	$10,247	$630	$10,877
	Non-GAAP Diluted EPS from Continuing Operations	$0.18	$0.01	$0.19

(2)

Management also presents these non-GAAP financial measures, as well as consolidated net revenues, segment net revenue and certain solutions revenue, on a constant currency basis to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of our financial results without the distortion of these fluctuations. These constant currency adjustments exclude any fluctuations in foreign currency exchange rates using the average exchange rates from the current year period and applying them to prior period results.

Organic Growth (3)

			Impact of fluctuations		Organic		Organic net
		March 31,	in foreign currency	Impact of	net revenue	March 31,	revenue
		2009	exchange rates	acquisitions	growth	2010	growth rate
		(Unaudited, in thousands, except percentages)

	Consolidated Net Revenues, Three Months Ended	$155,082	$4,825	$346	$(13,848)	$146,405	-8.9%

	PGiMeet Solutions Revenue, Three Months Ended	$117,860	$3,328	$346	$(9,040)	$112,494	-7.7%

(3)	Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect our ongoing core operations or underlying growth, such as acquisitions.

CONTACT:
Premiere Global Services, Inc.
Investor Calls
Sean O’Brien, 404-262-8462
Senior Vice President
Strategic Planning & IR